INCOME TAXES	12 Months Ended
Dec. 31, 2024
INCOME TAXES
INCOME TAXES

12. INCOME TAXES

The Company is incorporated in the Cayman Islands. Under the current laws of the Cayman Islands, the Company is not subject to income or capital gains taxes. In addition, dividend payments are not subject to withholdings tax in the Cayman Islands.

The Company’s subsidiaries, Zepp HK and Galaxy, are located in HK. According to the HK regulations, HK entities are subject to a two-tiered income tax rate for taxable income earned in HK with effect from April 1, 2018. The first HK$2 million of profits earned by HK entity will be taxed at 8.25%, while the remaining profits will continue to be taxed at the existing 16.5% tax rate. In addition, to avoid abuse of the two-tiered income tax rate regime, each group of connected entities can nominate only one entity to benefit from the two-tiered income tax rate. Additionally, payments of dividends by the subsidiaries incorporated in HK to the Company are not subject to any HK withholding tax. Under the HK tax laws, the Company is exempted from the HK income tax on foreign-derived income.

The Company’s subsidiaries Zepp Inc and Zepp NA are located in the U.S. and are subject to an income tax rate of 21% for taxable income earned as determined in accordance with relevant tax rules and regulations in the U.S.

The Company’s subsidiaries Zepp Europe and Zepp Netherlands are located in Netherlands and subject to an income tax rate for taxable income earned as determined in accordance with relevant tax rules and regulations in Netherlands. The first €0.2 million (approximately US$0.19 million) of profits earned will be taxed at 19%, while the remaining profits will be taxed at 25.8%.

The Company’s PRC subsidiaries, the VIEs and VIEs’ subsidiaries are subject to the 25% standard enterprise income tax rate except for Anhui Huami and Anhui Health and Shun Yuan that qualify as a high and new technology enterprise (“HNTE”), which are subject to a tax rate of 15%. Anhui Huami began to qualify as HNTE in 2015 and renewed the HNTE certificate in July 2018, September 2021 and November 2024. Accordingly, Anhui Huami was subject to a tax rate of 15% during the years ended December 31, 2022, 2023 and 2024. Anhui Health qualifed as a HNTE in August 2020 and renewed the HNTE certificate in November 2023, which was subject to a tax rate of 15% during the year ended December 31, 2022, 2023 and 2024. In addition, Shun Yuan qualified as a HNTE since December 2021 and renewed the HNTE certificate in October 2024, which was subject to a tax rate of 15% during the years ended December 31, 2022, 2023 and 2024.

The current and deferred components of income taxes appearing in the consolidated statements of operation are as follows:

	For the years ended December 31,
	2022	2023	2024
	US$	US$	US$
Current tax expenses	57	446	248
Deferred tax (benefits)/expenses	(9,922)	(2,876)	13,445
Income tax (benefits)/expenses	(9,865)	(2,430)	13,693

12. INCOME TAXES - CONTINUED

The significant components of the Group’s deferred tax assets were as follows:

	As of December 31,
	2023	2024
	US$	US$
Accrued expenses and other current liabilities	6,620	5,743
Net operating loss carry forwards	25,873	22,477
Intra-entity transfer of certain intangible assets	9,945	16,581
Total deferred tax assets	42,438	44,801
Less: valuation allowance	(10,037)	(27,336)
Deferred tax assets, net	32,401	17,465

As of December 31, 2024, the Group had US$297,264 operating losses deriving from entities in the PRC, HK, U.S., Canada, and etc. The operating losses in the PRC amounted to US$262,564 and can be carried forward for five years, or ten years if the Group qualifies as HNTE and operating losses are not utilized, some will begin to expire in 2025. The operating loss incurred in the U.S. before December 31, 2017 can be carried forward for 20 years to offset future taxable profit, while other losses incurred after December 31, 2017 may be carried forward indefinitely. The tax losses incurred in HK can be carried forward indefinitely. The operating loss incurred in the Canada can be carried back 3 years and forward 20 years for deduction against any form of income.

Management assesses the available positive and negative evidence in certain entities in the PRC, HK, U.S. and Canada to estimate if sufficient future taxable income will be generated to utilize the existing deferred tax assets and determines the valuation allowance on an entity by entity basis. In making such determination, the Group considers the following factors, among other matters, when determining whether some portion or all of the deferred tax assets will more likely than not be realized: the nature, frequency and severity of recent losses, forecasts of future profitability, the duration of statutory carry-forward periods, the Group’s experience with tax attributes expiring unused and tax planning alternatives. The Group’s ability to realize deferred tax assets depends on its ability to generate sufficient taxable income within the carry-forward periods provided for in the tax law. On the basis of this evaluation, for the years ended December 31, 2023 and 2024, the Group had US$10,037 and US$27,336 valuation allowance for the deferred tax assets.

Reconciliation between the tax expense computed by applying the PRC enterprise tax rate of 25% to loss before income tax and the actual income tax (benefits)/expenses were as follows:

	For the years ended December 31,
	2022	2023	2024
	US$	US$	US$
Loss before income tax	(55,894)	(34,629)	(57,904)
Tax effect at PRC enterprise income tax rate of 25%	(13,974)	(8,657)	(14,476)
Effect of preferential tax rates	4,426	274	(1,331)
Tax effect of permanence differences	(7,938)	(1,173)	3,284
Effect of income tax rate differences in other jurisdictions	2,388	3,020	8,917
Changes in valuation allowances	5,233	4,106	17,299
Income tax (benefits)/expenses	(9,865)	(2,430)	13,693

If Anhui Huami, Anhui Health and Shun Yuan did not enjoy the tax holidays, the tax benefit would have decreased by US$4,426, US$274 and tax expenses would have been decreased by US$1,331 for the year ended December 31, 2022, 2023 and 2024, respectively. The increase in basic and diluted net loss per ordinary share would be US$0.02, US$0.001 and decrease US$0.005 for the year ended December 31, 2022, 2023 and 2024, respectively.

12. INCOME TAXES - CONTINUED

Under the Income Tax Law effective from January 1, 2008, the rules for determining whether an entity is resident in the PRC for tax purposes have changed and the determination of residence depends among other things on the “place of actual management”. If the Group, or its non-PRC subsidiaries, were to be determined as a PRC resident for tax purposes, they would be subject to a 25% income tax rate on their worldwide income including the income arising in jurisdictions outside the PRC. The Group does not believe that its legal entities organized outside of the PRC are considered PRC residents.

If the Company was to be a non-resident for PRC tax purposes, dividends paid to it out of profits earned after January 1, 2008 would be subject to a withholding tax. In the case of dividends paid by PRC entities to the entities organized outside of the PRC or any foreign investors, the withholding tax would be 10%, unless any entities organized outside of the PRC or any such foreign investors’ jurisdiction of incorporation has a tax treaty with China that provides for a different withholding arrangement.

Aggregate undistributed earnings of the Company’s PRC subsidiaries and VIEs that are available for distribution amounted to US$304,782 and US$284,098 as of December 31, 2023 and 2024, respectively. Upon distribution of such earnings, the Company will be subject to PRC EIT taxes, the amount of which is impractical to estimate. The Company did not record any tax on any of the aforementioned undistributed earnings because the relevant subsidiaries and VIEs do not intend to declare dividends and the Company intends to permanently reinvest it within the PRC. Additionally, no deferred tax liability was recorded for taxable temporary differences attributable to the undistributed earnings because the Company believes the undistributed earnings can be distributed in a manner that would not be subject to income tax.

The Group did not identify any significant unrecognized tax benefits for the years ended December 31, 2022, 2023 and 2024, respectively. The Group did not incur any significant interest and penalties related to potential underpaid income tax expenses and also does not anticipate any significant increases or decreases in unrecognized tax benefits in the next twelve months. The Group has no material unrecognized tax benefits which would favorably affect the effective income tax rate in future periods.

According to the PRC Tax Administration and Collection Law, the tax authority may require the taxpayer or the withholding agent to make delinquent tax payment within three years if the underpayment of taxes is resulted from the tax authority’s act or error. No late payment surcharge will be assessed under such circumstances. The statute of limitation will be three years if the underpayment of taxes is due to the computational errors made by the taxpayer or the withholding agent. Late payment surcharge will be assessed in such case. The statute of limitation will be extended to five years under special circumstances which are not clearly defined (but an underpayment of tax liability exceeding US$14 is specifically listed as a “special circumstance”). The statute of limitation for transfer pricing related issue is ten years. There is no statute of limitation in the case of tax evasion. Therefore, the Group’s PRC domiciled entities are subject to examination by the PRC tax authorities based on the above.